CONSENT


        We hereby consent to the references made to us, and to the use of our name, in this Registration Statement including the prospectus filed as a part thereof.


                                                  GIBSON, DUNN & CRUTCHER LLP
                                                  GIBSON, DUNN & CRUTCHER LLP


August 29, 2000